Exhibit 99.1

David Urban Appointed to Eos Energy Enterprises Board of Directors

Urban brings unparalleled expertise in linking business strategy to public policy enabling Eos to strengthen its position in made in America energy storage systems

EDISON, N.J., Dec. 17, 2024 – Eos Energy Enterprises, Inc. (NASDAQ: EOSE) (“Eos” or the “Company”), America’s leading innovator in the design, sourcing, and manufacturing of zinc-based long duration energy storage (LDES) systems, manufactured in the United States, today announced that David Urban, renowned political strategist and prominent Republican advisor from Western Pennsylvania, has been appointed to the Eos Board of Directors, effective December 16, 2024. Urban’s deep expertise in government relations, public policy, and strategic communications will be instrumental as Eos continues to expand its operational presence and navigate evolving political and regulatory environments.

“We are thrilled to welcome David to the Eos Board,” said Russ Stidolph, Chairman of Eos. “David’s extensive experience in both the public and private sectors, coupled with his proven ability to shape policy decisions and build strategic relationships, makes him an invaluable addition to our team. His guidance will be influential as we expand our presence and continue our expansion into new markets.”

With more than three decades of experience spanning lobbying, politics, business, law and the military, Urban has established trusted relationships with prominent leaders in both the nation’s capital and America’s corporate boardrooms. As a senior advisor to the 2016 Trump Campaign, Urban played a key role in helping shape the political strategy that led to a presidential election. Today, Urban serves as Managing Director at BGR Group, one of the most influential bipartisan lobbying and public relations firms in America and Of Counsel at Torridon Law PLLC, where he advises high-profile clients across several industries including energy, telecommunications, and defense.

“David’s unique combination of political expertise, business acumen, and visionary leadership will be a tremendous asset to Eos as we scale, execute, and deliver,” said Joe Mastrangelo, Eos Chief Executive Officer. “His experience navigating the intersection of business, government, and policy, coupled with his strong relationships in Washington, will provide us with crucial strategic insight. We are confident that his leadership will help guide Eos through its next phase of growth and further solidify Eos’ position as America’s battery.”

Previously, Mr. Urban served as President of the American Continental Group, a leading bi-partisan government affairs and strategic consulting firm. An active member of the Pennsylvania and District of Columbia bar, Mr. Urban is admitted to practice before the Pennsylvania Supreme Court, the United States District Court for the Eastern District of Pennsylvania, the United States Court of Appeals for the Third Circuit and the United States Supreme Court. Urban also serves on the board directors of Virtu Financial, SubCom, and the Johnny Mac Soldiers Fund as well as the Global Advisory Council for Coinbase, Voyager Space Advisory Board, Regent Craft Advisory Board and is a Senior Political Commentator on CNN.

“I am honored to join the Eos Board at such an exciting time for the Company and at such a critical time for the United States,” said Urban. “Eos is now set up to lead the United States in an area that’s been dominated by other countries, in some cases, putting our national security at risk.” Urban added, “I am all-in on doing all that I can, in helping Eos accelerate its efforts both commercially and within the U.S. Government, as well as with our Allies abroad.”

Upon graduating from West Point as an artillery officer in the United States Army’s storied 101st Airborne Division and throughout his career, Urban has built a strong reputation for leading clients through complex political environments and advancing their long-term strategic goals. With a distinguished career in public policy and governmental relations, Urban’s leadership will be instrumental in strengthening Eos’ industry position.

About Eos

Eos Energy Enterprises, Inc. is accelerating the shift to clean energy with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. Safe, scalable, efficient, sustainable—and manufactured in the U.S—it's the core of our innovative systems that today provide utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3- to 12-hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com.

Contacts

Investors: ir@eose.com

Media: media@eose.com

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, contribution margins, orders backlog and opportunity pipeline for the fiscal year ended December 31, 2024, our path to profitability and strategic outlook, the tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act of 2022, the delayed draw term loan with Cerberus, milestones thereunder and the anticipated use of proceeds therefrom, the DOE loan and statements regarding the receipt of funds under the DOE loan and the anticipated use of proceeds therefrom, obtaining the requisite approvals from Cerberus and the DOE for future events, our ability to meet the applicable conditions precedent and covenants under the Cerberus and DOE loan documents, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected.

Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to meet the applicable milestones and other condition precedents for funding, comply with covenants and obtain approvals required for future events, in each case under the Cerberus and DOE loan documents; our ability to raise financing in the future, including the discretionary revolving facility from Cerberus; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, consequences for failure to meet milestones and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

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